SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 11, 2000

                          Lightning Rod Software, Inc.
             (Exact name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


            0-18809                                   41-1614808
  (Commission File Number)                 (IRS Employer Identification No.)

                              5900 Green Oaks Drive
                           Minnetonka, Minnesota 55343
              (Address of Principal Executive Offices and Zip Code)

                                 (952) 837-4000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.        Other Events.

On December 11, 2000, the Registrant issued a press release announcing staff reductions. The full text of the press release is set forth in Exhibit 99, which is attached hereto and is incorporated in this Report as if fully set forth herein.


Item 7.        Financial Statements and Exhibits

         (a)      Financial statements of businesses acquired:

                           Not Applicable.

         (b)      Pro forma financial information:

                           Not Applicable.

         (c)      Exhibits:

                           See Exhibit Index on page following Signatures.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            LIGHTNING ROD SOFTWARE, INC.


                                            By /s/ Jeffrey D. Skie
Date December 11, 2000                        Jeffrey D. Skie,
                                              Chief Financial Officer



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                                  EXHIBIT INDEX

                          Lightning Rod Software, Inc.
                             Form S-K Current Report
                             Dated December II, 2000

Exhibit
Number             Description
99           Press Release dated December 11, 2000 relating to staff reductions.